UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09703

BCT Subsidiary, Inc.

(Exact name of Registrant as specified in charter)

100 Bellevue Parkway, Wilmington, DE	19809

(Address of principal executive offices)	(Zip code)

Robert S. Kapito, President BCT Subsidiary, Inc. 40 East 52nd Street, New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code:	888-825-2257

Date of fiscal year end:	October 31, 2005

Date of reporting period:	October 31, 2005

Item 1. Reports to Shareholders.
The Registrant’s annual report to shareholders is as follows:

BlackRock
Closed-End Fund
Annual Report

OCTOBER 31, 2005

BCT Subsidiary, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

TRUST SUMMARY OCTOBER 31, 2005

BCT Subsidiary, Inc.

The following chart shows the portfolio composition of the Trust’s long-term investments:

Portfolio Composition

Composition	October 31, 2005	October 31, 2004

U.S. Government and Agency Securities	51%	67%

Corporate Bonds	20	7

Taxable Municipal Bonds	10	6

Interest Only Mortgage-Backed Securities	8	8

Agency Multiple Class Mortgage Pass-Throughs	7	6

Inverse Floating Rate Mortgages	3	3

Mortgage Pass-Through Securities	1	1

Commercial Mortgage-Backed Securities	—	2

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

BCT Subsidiary, Inc.

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			LONG-TERM INVESTMENTS—90.8%
			Mortgage Pass-Through Securities—1.3%
			Federal National Mortgage Assoc.,
	$461		5.50%, 1/01/17-2/01/17	$464,567
	16		6.50%, 7/01/29	16,293

			Total Mortgage Pass-Through Securities	480,860

			Agency Multiple Class Mortgage Pass-Through Securities—6.3%
			Federal Home Loan Mortgage Corp.,
	12		Ser. 1534, Class IG, 5.00%, 2/15/10	11,963
	2,000		Ser. 1598, Class J, 6.50%, 10/15/08	2,046,660
			Federal National Mortgage Assoc.,
	41		Ser. 13, Class SJ, 8.75%, 2/25/09	54,958
	55		Ser. 43, Class E, 7.50%, 4/25/22	41,920
	160	[2]	Government National Mortgage Assoc., Remic Trust 2000, Ser. 16, Class FD, 4.771%, 12/16/27	159,956

			Total Agency Multiple Class Mortgage Pass-Through Securities	2,315,457

			Inverse Floating Rate Mortgage Securities—2.8%
AAA	228	[2]	Citicorp Mortgage Securities, Inc., 10.387%, 11/25/23	228,342
			Federal Home Loan Mortgage Corp.,
	242	[2]	Ser. 1425, Class SB, 12.103%, 12/15/07	252,299
	12	[2]	Ser. 1506, Class S, 13.658%, 5/15/08	12,118
	106	[2]	Ser. 1515, Class S, 13.472%, 5/15/08	111,038
	68	[2]	Ser. 1618, Class SA, 8.25%, 11/15/08	66,990
	44	[2]	Ser. 1661, Class SB, 13.416%, 1/15/09	47,519
			Federal National Mortgage Assoc.,
	146	[2]	Ser. 187, Class SB, 16.392%, 10/25/07	154,695
	156	[2]	Ser. 214, Class SH, 7.73%, 12/25/08	150,069

			Total Inverse Floating Rate Mortgage Securities	1,023,070

			Interest Only Mortgage-Backed Securities—6.9%
			Federal Home Loan Mortgage Corp.,
	—		Ser. 1114, Class J, 1,008.00%, 7/15/06	622
	—		Ser. 1285, Class M, 1,005.891%, 5/15/07	22
	387		Ser. 1645, Class IB, 5.50%, 9/15/08	15,746
	1,970		Ser. 2523, Class EH, 5.50%, 4/15/20	176,218
	1,046		Ser. 2543, Class IJ, 5.00%, 10/15/12	39,596
	702		Ser. 2543, Class IM, 5.00%, 9/15/12	12,667
	2,165		Ser. 2633, Class PI, 4.50%, 3/15/12	75,122
	2,166		Ser. 2672, Class TP, 5.00%, 9/15/16	42,546
	5,605		Ser. 2739, Class PI, 5.00%, 3/15/22	542,864
	2,550		Ser. 2775, Class UB, 5.00%, 12/15/17	115,133
	2,800		Ser. 2976, Class KI, 5.50%, 11/15/34	262,001
			Federal National Mortgage Assoc.,
	2		Ser. 8, Class HA, 1,199.999%, 1/25/08	20,024
	16,137	[2]	Ser. 13, Class IG, 5.00%, 10/25/22	167,034
	6		Ser. 49, Class L, 444.917%, 4/25/13	45,063
	4		Ser. 51, Class K, 1,006.50%, 4/25/07	22,593
	12,992		Ser. 70, Class ID, 5.00%, 4/25/22	933,475
	—		Ser. 72, Class H, 1,183.25%, 7/25/06	911
	661		Ser. 82, Class IR, 6.5%, 9/25/12	15,130
	4	[2]	Ser. 174, Class S, 124.032%, 9/25/22	13,296
	114		Ser. 223, Class PT, 6.50%, 10/25/23	9,405
	—		Ser. G-21, Class L, 949.50%, 7/25/21	6,399
	18,214	[2]	Vendee Mortgage Trust, 0.043% 10/15/31	36,975

			Total Interest Only Mortgage-Backed Securities	2,552,842

			Principal Only Mortgage-Backed Security—0.1%
Aaa	30	[3]	Salomon Brothers Mortgage Securities, Inc. VI, 12.50%, 10/23/17	26,758

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

BCT Subsidiary, Inc. (continued)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Asset-Backed Securities—0.0%
NR	$235	[2,4,5,6]	Global Rated Eligible Asset Trust, 7.33%, 3/15/06	$23
			Structured Mortgage Asset Residential Trust,
NR	568	[2,5,6]	Ser. 2, 8.24%, 3/15/06	57
NR	629	[2,5,6]	Ser. 3, 8.724%, 4/15/06	63

			Total Asset-Backed Securities	143

			Corporate Bonds—18.1%
Caa2	100		American Airlines, Inc., 10.44%, 3/04/07	94,500
Aa2	500		Bank America Corp., 4.75%, 10/15/06	499,385
A1	500		Conoco Funding Co., 5.45%, 10/15/06 (Canada)	503,195
AAA	500		General Electric Capital Corp., 2.75%, 9/25/06	491,675
BB	500		General Motors Acceptance Corp., 6.125%, 9/15/06	494,495
AA-	500		Goldman Sachs Group, Inc., 2.85%, 10/27/06	490,305
BBB+	500	[4]	Israel Electric Corp., Ltd., 7.25%, 12/15/06 (Israel)	511,870
A+	500		Lehman Brothers Holdings, Inc., 7.50%, 9/01/06	510,530
Aa3	1,000		Morgan Stanley Group, Inc., 10.00%, 6/15/08	1,120,030
A+	500		SLM Corp., 3.50%, 9/30/06	495,635
Aa3	500		Suntrust Bank, 7.25%, 9/15/06	509,990
Aa1	500		U.S. Bank NA, 2.85%, 11/15/06	489,055
AA-	500		Wachovia Corp., 4.95%, 11/01/06	500,390

			Total Corporate Bonds	6,711,055

			U.S. Government and Agency Securities—46.7%
	192		Small Business Investment Cos., 6.12%, 2/01/08	196,712
			U.S. Treasury Notes,
	385		6.625%, 5/15/07	398,024
	2,000		6.00%, 8/15/09	2,107,344
	1,700		5.75%, 11/15/05	1,701,129
	3,200		3.50%, 11/15/06	3,172,250
	10,000		U.S. Treasury Strip, Zero Coupon, 8/15/06	9,690,600

			Total U.S. Government and Agency Securities	17,266,059

			Taxable Municipal Bonds—8.6%
	500		Fresno California Pension Oblig., 7.80%, 6/01/14	569,020
	500		Kern County California Pension Oblig., 6.98%, 8/15/09	536,180
			Los Angeles County California Pension Oblig.,
	500		Ser. D, 6.97%, 6/30/08	526,350
	1,000		Ser. A, 8.62%, 6/30/06	1,025,800
	500		Orleans Parish Louisiana School Board, 6.60%, 2/01/08	517,490

			Total Taxable Municipal Bonds	3,174,840

			Total Long-Term Investments (cost $34,272,575)	33,551,084

			SHORT-TERM INVESTMENT—8.6%
			U.S. Government and Agency Zero Coupon Bond—8.6%
	3,200		FNMA Discount Notes, 3.72%, 11/01/05[7] (cost $3,200,000)	3,200,000

			Total investments—99.4% (cost $37,472,5758)	$36,751,084
			Other assets in excess of liabilities—0.6%	228,754

			Net Assets—100%	$36,979,838

[1]	Using the higher of Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”) rating.
[2]	Rate shown is interest rate of October 31, 2005.
[3]	Rate shown is interest rate or effective yield as of October 31, 2005 of the underlying collateral.
[4]

Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2005, the Trust held 1.4% of its net assets, with a current market value of $511,893, in securities restricted as to resale.

[5]	Security is fair valued.
[6]	Illiquid security. As of October 31, 2005, the Trust held less than 0.1% of its net assets, with a current market value of $143.
[7]	Rate shown is the yield to maturity as of October 31, 2005.
[8]

Cost for Federal income tax purposes is $37,472,575. The net unrealized depreciation on a tax basis is $721,491, consisting of $468,224 gross unrealized appreciation and $1,189,715 gross unrealized depreciation.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2005

BCT Subsidiary, Inc.

Assets
Investments at value (cost $37,472,535)	$36,751,084
Cash	40,691
Interest receivable	483,178
Unrealized appreciation on credit default swaps	176
Other assets	1,953

37,277,082

Liabilities
Due to parent	292,859
Interest payable	4,385

297,244

Net Assets	$36,979,838

Composition of Net Assets:
Par value	$29,571
Paid-in capital in excess of par	36,483,727
Undistributed net investment income	3,933,478
Accumulated net realized loss	(2,745,663)
Net unrealized depreciation	(721,275)

Net assets, October 31, 2005	$36,979,838

Net asset value per share: ($36,979,838 ÷ 2,957,093 shares issued and outstanding)	$12.51

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005

BCT Subsidiary, Inc.

Investment Income
Interest income	$2,397,084

Expenses
Investment advisory	187,478
Administration	51,130
Custodian	53,937
Reports to shareholders	9,300
Independent accountants	20,727
Legal	20,676
Miscellaneous	12,738

Total expenses excluding interest expense and excise tax	355,986
Interest expense	182,554
Excise tax	247,930

Total expenses	786,470

Net investment income	1,610,614

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	758,337
Futures	(42,750)
Credit default swaps	172

715,759

Net change in unrealized appreciation/depreciation on:
Investments	(2,884,703)
Futures	(134,098)
Credit default swaps	176

(3,018,625)

Net loss	(2,302,866)

Net Decrease in Net Assets Resulting from Operations	$(692,252)

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the year ended October 31, 2005

BCT Subsidiary, Inc.

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Flows Provided by Operating Activities
Net decrease in net assets resulting from operations	$(692,252)

Purchases of long-term investments	(45,719,992)
Proceeds from sales of long-term investments	65,305,409
Net purchases of short-term investments	(2,858,888)
Amortization of premium and discount on investments	1,311,630
Net realized gain on investments	(758,337)
Decrease in unrealized appreciation/depreciation on investments	2,884,703
Increase in credit default swaps	(176)
Decrease in variation margin receivable	23,313
Decrease in interest receivable	156,842
Increase in other assets	(1,953)
Decrease in due to parent	(359,140)
Decrease in interest payable	(7,791)

Total adjustments	19,975,620

Net cash flows provided by operating activities	$19,283,368

Cash used for financing activities:
Decrease in reverse repurchase agreements	(19,262,500)

Net cash used for financing activities	(19,262,500)

Net increase in cash	20,868
Cash at beginning of year	19,823

Cash at end of year	$40,691

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended October 31, 2005 and 2004

BCT Subsidiary, Inc.

	2005	2004

Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,610,614	$2,039,467
Net realized gain (loss)	715,759	(545,867)
Net change in unrealized appreciation/depreciation	(3,018,625)	881,166

Net increase (decrease) in net assets resulting from operations	(692,252)	2,374,766

Dividends and Distributions:
Dividends from net investment income	—	(4,779,064)
Net realized gain	—	(1,577,874)

Total dividends and distributions	—	(6,356,938)

Total decrease	(692,252)	(3,982,172)

Net Assets
Beginning of year	37,672,090	41,654,262

End of year	$36,979,838	$37,672,090

End of year undistributed net investment income	$3,933,476	$5,414,458

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BCT Subsidiary, Inc.

	Year Ended October 31,

	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$12.74	$14.09	$14.05	$13.33	$11.77

Investment operations:
Net investment income	0.54	0.69	1.17	1.45	0.89
Net realized and unrealized gain (loss)	(0.77)	0.11	(1.13)	0.22	1.38

Net increase (decrease) from investment operations	(0.23)	0.80	0.04	1.67	2.27

Dividends and Distributions:
Net investment income	—	(1.62)	—	(0.95)	(0.71)
Net realized gains	—	(0.53)	—	—	—

Total dividends and distributions	—	(2.15)	—	(0.95)	(0.71)

Net asset value, end of year	$12.51	$12.74	$14.09	$14.05	$13.33

TOTAL INVESTMENT RETURN[1]	(1.81)%	6.64%	0.28%	12.55%	19.27%

RATIOS TO AVERAGE NET ASSETS:
Total expenses	2.30%	2.50%	1.95%	2.35%	2.84%
Total expenses excluding interest expense and excise tax	1.04%	1.03%	1.05%	1.03%	1.03%
Net investment income	4.70%	5.57%	8.59%	10.49%	7.08%

SUPPLEMENTAL DATA:
Average net assets (000)	$34,267	$36,628	$40,418	$40,991	$37,193
Portfolio turnover	101%	14%	30%	37%	20%
Net assets, end of year (000)	$36,980	$37,672	$41,654	$41,559	$39,412
Reverse repurchase agreements outstanding, end of period (000)	$—	$19,263	$18,416	$23,669	$9,006
Asset coverage, end of year[2]	$—	$2,956	$3,262	$2,756	$5,376
Reverse repurchase agreements average daily balance (000)	$7,865	$21,883	$19,409	$17,388	$12,614
Reverse repurchase agreements weighted average interest rate	2.32%	1.20%	1.21%	1.82%	4.89%

[1]

This entity is not publicly traded. The total investment return is calculated assuming a purchase of a share at the current net asset value on the first day and a sale at the current net asset value on the last day of each year reported. Past performance is not a guarantee of future results.

[2]	Per $1,000 of reverse repurchase agreements outstanding.

The information in the above Financial Highlights represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements for the Trust’s common shares.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

BCT Subsidiary, Inc.

Note 1. Organization & Accounting Policies

BCT Subsidiary, Inc. (the “Trust”) was incorporated under the laws of the State of Maryland on November 12, 1999, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Broad Investment Grade 2009 Term Trust Inc. (“BCT”), incorporated under the laws of the State of Maryland, and as such, is a wholly owned subsidiary of BCT.

The following is a summary of significant accounting policies followed by the Trust.

Investment Valuation: The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Board of Directors (the “Board”). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Swap quotations are provided by dealers selected under the Supervisor of the Record. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments or assets for which such current market quotations are not readily available are valued at fair value (“Fair Value Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s Board. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

          When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and sub-advisor deems relevant.

Investment Transactions and Investment Income: Investment transactions are recorded on trade date. The costs of investments sold and the related gain or loss is determined by the use of the specific identified method, generally first-in, first-out, for both financial reporting and federal income tax purposes. The Trust also records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Writing/Purchasing: When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

          Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “one” means that a portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

          Option writing and purchasing may be used by the Trust as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

          The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees.

Credit Default Swaps: Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. Risks arise from the possible inability of the counterparties to meet the terms of their contracts.

          During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

          The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Total Return Swaps: Total return swaps are agreements in which one party commits to pay interest in exchange for a market linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trust will receive a payment from or make a payment to the counterparty.

          During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

          The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Bonds Borrowed Agreements: Bonds borrowed agreements are agreements in which the Trust borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Bonds borrowed agreements are primarily entered into to settle short positions. In a bonds borrowed agreement, the Trust’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the bonds borrowed transaction, including accrued interest. To the extent that bonds borrowed transactions exceed one business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Trust may be delayed or limited.

Interest Rate Swaps: Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

          During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

          The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or loss on investment transactions.

          The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

          Swap options may be used by the Trust to manage the duration of the Trust’s portfolio in a manner similar to more generic options described above.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

          Interest rate caps are intended to both manage the duration of the Trust’s portfolio and its exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trust experiences primarily in the form of leverage.

          The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

          Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

          Interest rate floors are used by the Trust to both manage the duration of the portfolios and their exposure to changes in short-term interest rates. Selling interest rate floors reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust’s leverage provides extra income in a period of falling rates. Selling floors reduces some of that extra income by partially monetizing it as an up-front payment which the Trust receives.

          The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

          Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

          Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

Short Sales: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Segregation: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission (the “Commission”) require that the Trust segregate assets in connection with certain Trust investments (e.g., when-issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the Commission, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Federal Income Taxes: It is the Trust’s intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provisions are required.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, accumulated net realized gain (Accumulated Gain”).

Reclassification of Capital Accounts: In order to present undistributed net investment income (“UNII”), accumulated net realized gain (“Accumulated Gain”) and paid-in capital (“PIC”) more closely to its tax character, the following accounts for the Trust were increased (decreased):

UNII	Accumulated Gain	PIC

$(3,091,594)	$(172)	$3,091,766

Note 2. Agreements

The Trust has an Investment Management Agreement with BlackRock Advisors, Inc. (the “Advisor”), which is a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority owned subsidiary of The PNC Financial Services Group, Inc. The Investment Management Agreement covers both investment advisory and administration services.

          The Trust reimburses BCT for its prorata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BCT.

Note 3. Portfolio Investments

Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. government securities, for the year ended October 31, 2005 aggregated $31,083,360 and $30,804,071, respectively. Purchases and sales of U.S. government securities for the year ended October 31, 2005 aggregated $14,636,632 and $34,501,338, respectively.

          The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc., each of which is an affiliate of BlackRock Advisors, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc., could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

          For Federal income tax purposes, the Trust had a capital loss carryforward at November 30, 2003 and November 30, 2004, the Trust’s tax year-end, of $2,518,895 expiring in 2011 and $684,360 expiring in 2012, respectively. This amount may be used to offset future realized capital gains.

          The terms of the open credit default swap agreements at October 31, 2005 were to receive the quarterly notional amount multiplied by .23% and pay Goldman Sachs, upon default event of Consolidated Natural Gas Co., the par value of the notional amount of Consolidated Natural Gas Co. 5.375% 11/01/06. Details of open credit default swaps at October 31, 2005 were as follows:

Notional		Unrealized
Amount	Termination	Appreciation
(000)	Date	(Depreciation)

300	11/01/05	$176

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

          There were no open reverse repurchase agreements at October 31, 2005.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and/or by the lower repurchase price at the future date.

          The Trust did not enter into any dollar roll transactions during the year ended October 31, 2005.

Note 5. Distributions to Shareholders

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

Year ended October 31, 2005

Ordinary Income	Long-term Capital Gain	Total Distributions

$ 3,328,146	$ —	$ 3,328,146

Year ended October 31, 2004

Ordinary Income	Long-term Capital Gain	Total Distributions

$ 5,505,484	$ 851,454	$ 6,356,938

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-term	Unrealized
Income	Gains	Net Appreciation

$ 3,933,649	$ —	$ —

Note 6. Capital

There are 200 million shares of $0.01 par value common shares authorized. BCT owned all of the 2,957,093 shares outstanding at October 31, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Shareholders of BCT Subsidiary, Inc. (“Trust”)

          We have audited the accompanying statement of assets and liabilities of the Trust, including the portfolio of investments, as of October 31, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of October 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 29, 2005

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENTS

          At a meeting held on May 26, 2005, the board of directors or board of trustees as the case may be (the “Board” or the “Trustees”) of each trust in the BlackRock Closed-End Funds Complex (each a “Trust”), including the independent trustees (the “Independent Trustees”), unanimously approved the continuance of an Investment Management Agreement between each Trust and BlackRock Advisors, Inc. (the “Advisor”). For each Investment Management Agreement, the Boards also approved a related Sub-Investment Advisory Agreement, when applicable, among each respective Trust, the Advisor and BlackRock Financial Management, Inc. (the “Sub-Advisor”). The Investment Management Agreements and the Sub-Investment Advisory Agreements sometimes are referred to herein collectively as the “Agreements”. The Advisor and the Sub-Advisor sometimes are referred to herein collectively as “BlackRock”.

Information Received by the Boards

          To assist each Board in its evaluation of the Agreements, the Independent Trustees received information from BlackRock on or about April 27, 2005 which detailed, among other things: the organization, business lines and capabilities of BlackRock, including the responsibilities of various departments and key personnel and biographical information relating to key personnel; financial statements for BlackRock, Inc., The PNC Financial Services Group, Inc. and each Trust; the advisory and/or administrative fees paid by each Trust to BlackRock, including comparisons, compiled by an independent third party, with the management fees of funds with similar investment objectives (“Peers”); the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; the expenses of BlackRock in providing the various services; non-investment advisory reimbursements and “fallout” benefits to BlackRock; the expenses of each Trust, including comparisons of the respective Trust’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and each Trust’s performance for the past one-, three-, five- and ten-year periods, when applicable, as well as each Trust’s performance compared to its Peers. This information supplemented the information received by each Board throughout the year regarding each Trust’s performance, expense ratios, portfolio composition, trade execution and compliance.

          In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided a legal memorandum outlining, among other things, the duties of the Boards under the Investment Company Act of 1940, as amended (the “1940 Act”) as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the boards in voting on advisory agreements.

          Prior to the Board meeting, the Independent Trustees reviewed a preliminary binder of information, and, in consultation with independent counsel, submitted a memorandum on May 12, 2005, to BlackRock setting forth certain questions and requests for additional information. BlackRock responded to these questions in writing on May 24, 2005 and May 25, 2005. The Independent Trustees reviewed these responses with independent counsel on May 25, 2005.

          At the Board meeting on May 26, 2005, BlackRock made a presentation to and responded to additional questions from the Boards. After the presentations and after reviewing the written materials, the Independent Trustees met in executive session with their legal counsel to review the Boards’ duties in reviewing the Agreements and to consider the renewal of the Agreements. With this background, the Boards considered each Agreement and, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission statements relating to the renewal of the Agreements.

Matters Considered by the Boards

          In connection with their deliberations, the Boards considered all factors they believed relevant with respect to each Trust, including the following: the nature, extent and quality of the services to be provided by BlackRock; the investment performance of each Trust; the costs of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; the extent to which economies of scale would be realized as the BlackRock closed-end fund complex grows; and whether BlackRock realizes other benefits from its relationship with the Trusts.

          Nature and Quality of Investment Advisory and Sub-Advisory Services. In evaluating the nature, extent and quality of BlackRock’s services, the Boards reviewed information concerning the types of services that BlackRock provides and is expected to provide to each Trust, narrative and statistical information concerning each Trust’s performance record and how such performance compares to each Trust’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Boards further noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Boards. The Boards further considered the quality of BlackRock’s investment process in making portfolio management decisions. Given the Boards’ experience with BlackRock, the Boards noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of BlackRock.

          In addition to advisory services, the Independent Trustees considered the quality of the administrative or non-investment advisory services provided to the Trusts. In this regard, BlackRock provides each Trust with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Trusts) and officers and other personnel as are necessary for the operations of the respective Trust. In addition to investment management services, BlackRock and its affiliates provide each Trust with a wide range of services, including: preparing shareholder reports and communications, including annual and semi-annual financial statements and Trust web sites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Boards considered, in particular, BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations in light of the new Securities and Exchange Commission regulations governing compliance. The Boards noted BlackRock’s focus on compliance and its compliance systems. The Independent Trustees noted that BlackRock’s commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy.

          The Investment Performance of the Trusts. As previously noted, the Boards received myriad performance information regarding each Trust and its Peers. Among other things, the Boards received materials reflecting each Trust’s historic performance and each Trust’s performance compared to its Peers. More specifically, each Trust’s one-, three-, five- and ten-year total returns (when applicable) were evaluated relative to its respective Peers (including the performance of individual Peers as well as the Peers’ average performance).

          The Boards also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the Boards’ request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons. In evaluating the performance information, in certain limited instances, the Boards noted that the Peers most similar to a given Trust still would not adequately reflect such Trust’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Trust’s performance with that of its Peers. The Boards noted the quality of information provided by BlackRock throughout the year with respect to the performance of the Trusts. The Boards considered this information in connection with its deliberations as to whether the level of management services provided to each Trust, in light of all the other facts and circumstances relating to that Trust, supports a conclusion that the Trust’s Agreement should be renewed.

          Fees and Expenses. In evaluating the management fees and expenses that a Trust is expected to bear, the Boards considered each Trust’s current management fee structure and the Trust’s expected expense ratios in absolute terms as well as relative to the fees and expense ratios of applicable Peers. In reviewing fees, the Boards, among other things, reviewed comparisons of each Trust’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of the applicable Peers. The Boards also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the request of the Boards. This summary placed the rankings into context by analyzing various factors that affect these comparisons.

          The Boards also compared the management fees charged to the Trusts by BlackRock to the management fees BlackRock charges other types of clients (such as open-end investment companies and separately managed institutional accounts). With respect to open-end investment companies, the management fees charged to the Trusts generally were higher than those charged to the open-end investment companies. The Boards also noted that BlackRock provides the Trusts with certain services not provided to open-end funds, such as leverage management in connection with the issuance of preferred shares, stock exchange listing compliance requirements, rating agency compliance with respect to the leverage employed by the Trusts and secondary market support and other services not provided to the Trusts, such as monitoring of subscriptions and redemptions. With respect to separately managed institutional accounts, the management fees for such accounts were generally lower than those charged to the comparable Trusts. The Boards noted, however, the various services that are provided and the costs incurred by BlackRock in managing and operating the Trusts. For instance, BlackRock and its affiliates provide numerous services to the Trusts that are not provided to institutional accounts including, but not limited to: preparing shareholder reports and communications, including annual and semi-annual financial statements; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; income monitoring; expense budgeting; preparing proxy statements; and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). Further, the Boards noted the increased compliance requirements for the Trusts in light of new Securities and Exchange Commission regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts.

          The Boards considered this information in connection with its deliberations as to whether the fees paid by each Trust under its Agreements, in light of all the other facts and circumstances relating to that Trust, supports a conclusion that the Trust’s Agreements should be renewed.

          Profitability. The Trustees also considered BlackRock’s profitability in conjunction with their review of fees. The Trustees reviewed BlackRock’s revenues, expenses and profitability margins on an after-tax basis. In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Trustees also reviewed BlackRock’s assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Boards noted the inherent limitations in allocating costs among various advisory products. The Boards also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

          The Boards recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Boards considered BlackRock’s pre-tax profit margin compared to the pre-tax profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results.

          In evaluating the reasonableness of BlackRock’s compensation, the Boards also considered any other revenues paid to BlackRock, including partial reimbursements paid to BlackRock for certain non-investment advisory services. The Boards noted that these payments were less than BlackRock’s costs for providing these services. The Boards also considered indirect benefits (such as soft dollar arrangements) that BlackRock and its affiliates are expected to receive that are attributable to their management of the Trusts.

          In reviewing each Trust’s fees and expenses, the Boards examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Trust’s fee structures, for example through the use of breakpoints. In this connection, the Boards reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints, as closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The information also revealed that only one closed-end fund complex used a complex-level breakpoint structure, and that this complex generally is homogeneous with regard to the types of funds managed and is about four times as large as the Trust’s complex. The Boards concluded that breakpoints were not warranted at this time.

          Other Benefits. In evaluating fees, the Boards also considered indirect benefits or profits BlackRock or its affiliates may receive as a result of their relationships with the Trusts. The Trustees, including the Independent Trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationships with the Trusts, including potential benefits accruing to BlackRock and its affiliates as a result of potentially stronger relationships with members of the broker-dealer community, increased name recognition of BlackRock and its affiliates, enhanced sales of other investment funds and products sponsored by BlackRock and its affiliates and increased assets under management which may increase the benefits realized by BlackRock from soft dollar arrangements with broker-dealers. The Boards also considered the unquantifiable nature of these potential benefits.

          Miscellaneous. During the Boards’ deliberations in connection with the Agreements, the Boards were aware that the Advisor pays compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of many of its closed-end funds, and to employees of BlackRock’s affiliates that participated in the offering of such funds. The Boards considered whether the management fee met applicable standards in light of the services provided by BlackRock, without regard to whether BlackRock ultimately pays any portion of the anticipated compensation to the underwriters.

Conclusion

          The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees, including a majority of Independent Trustees, determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Trust, was acceptable for each Trust and supported the Trustees’ conclusion that the terms of each Agreement were fair and reasonable, that the respective Trust’s fees are reasonable in light of the services provided to the respective Trust, and that the renewal of each Agreement should be approved.

DIRECTORS INFORMATION (Unaudited)

Name, address, age	Current positions held with the Trust	Term of office and length of time served	Principal occupations during the past five years	Number of portfolios overseen within the fund complex[1]	Other Directorships held outside the fund complex[1]	Events or transactions by reason of which the Trustee is an interested person as defined in Section 2(a)(19) of the 1940 Act

Interested Directors[2]

Ralph L. Schlosstein BlackRock, Inc. 40 East 52nd Street New York, NY 10022 Age: 54	Chairman of the Board[3]	3 years4/since inception	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988. Member of the Management Committee and Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Chairman and President of the BlackRock Liquidity Funds and Director of several of BlackRock’s alternative investment vehicles.	67

Director and Chairman of the Board of Anthracite Capital, Inc. Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, a member of the board of the Financial Institutions Center of The Wharton School of the University of Pennsylvania, a trustee of the American Museum of Natural History, a trustee of Trinity School in New York City, a member of the Board of Advisors of Marujupu LLC, and a trustee of New Visions for Public Education, The Public Theater in New York City and the James Beard Foundation. Formerly, a director of Pulte Corporation, the nation’s largest homebuilder, a trustee of Denison University and a member of Fannie Mae’s Advisory Council.

						Director and President of the Advisor.

Robert S. Kapito BlackRock, Inc. 40 East 52nd Street New York, NY 10022 Age: 48	President and Trustee	3 years4/since August 22, 2002	Vice Chairman of BlackRock, Inc. Head of the Portfolio Management Group. Also a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.	57	Chairman of the Hope and Heroes Children’s Cancer Fund. President of the Board of Directors of the Periwinkle National Theatre for Young Audiences.	Director and Vice Chairman of the Advisor.

DIRECTORS INFORMATION (Unaudited) (Continued)

Name, address, age	Current positions held with the Trust	Term of office and length of time served	Principal occupations during the past five years	Number of portfolios overseen within the fund complex[1]	Other Directorships held outside the fund complex

Independent Directors

Andrew F. Brimmer P.O. Box 4546 New York, NY 10163-4546 Age: 79	Lead Director Audit Committee Chairman[5]	3 years4/since inception	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm, also Wilmer D. Barrett Professor of Economics, University of Massachusetts - Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board.	57

Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Formerly Director of Airborne Express, BankAmerica Corporation (Bank of America), BellSouth Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, MNC Financial Corporation (American Security Bank), NCM Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).

Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 59	Director Audit Committee Member	3 years4/since inception	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Coauthor, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	57	Trustee of Aircraft Finance Trust (AFT) and Chairman of Educational Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.

Kent Dixon P.O. Box 4546 New York, NY 10163-4546 Age: 68	Director Audit Committee Member[5]	3 years4/since inception	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	57.	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Frank J. Fabozzi P.O. Box 4546 New York, NY 10163-4546 Age: 57	Director Audit Committee Member[5]	3 years4/since inception	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Adjunct Professor of Finance and Becton Fellow at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	57	Director, Guardian Mutual Funds Group (18 portfolios).

DIRECTORS INFORMATION (Unaudited) (Continued)

Name, address, age	Current positions held with the Trust	Term of office and length of time served	Principal occupations during the past five years	Number of portfolios overseen within the fund complex[1]	Other Directorships held outside the fund complex

Independent Directors (continued)

Kathleen F. Feldstein P.O. Box 4546 New York, NY 10163-4546 Age: 63	Director	3 years4/since January 19, 2005	President of Economics Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA.	56

Director of BellSouth Inc. and Knight Ridder, Inc.; Trustee of the Museum of Fine Arts, Boston, and of the Committee for Economic Development and Partners HealthCare, Inc., Corporation Member of Sherrill House, Inc.; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.

R. Glenn Hubbard P.O. Box 4546 New York, NY 10163-4546 Age: 47	Director	3 years4/since November 16, 2004

Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1994-1997. Visiting professor at the John F. Kennedy School of Government at Harvard and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy assistant secretary of the U.S. Treasury Department for Tax Policy 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.

				57

Director of ADP, Dex Media, Duke Realty, KKR Financial Corporation, and Ripplewood Holdings. Advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York.

James Clayburn La Force, Jr. P.O. Box 4546 New York, NY 10163-4546 Age: 76	Director	3 years4/since inception	Dean Emeritus of the John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of the School of Business, Hong Kong University of Science and Technology 1990-1993. From 1978 to September 1993, Dean of the John E. Anderson Graduate School of Management, University of California.	57

Director of Payden & Rygel Investment Trust, Metzler-Payden Investment Trust, Advisors Series Trust, Arena Pharmaceuticals, Inc. and CancerVax Corporation. Former director of First Nationwide Bank, Eli Lilly & Company, National Intergroup, Rockwell International, Cyprus Mines, Getty Oil Company, The Timken Company, Jacobs Engineering Group, and Motor Cargo Industries.

Walter F. Mondale P.O. Box 4546 New York, NY 10163-4546 Age: 77	Director	3 years4/since inception[6]	Senior Counsel, Dorsey & Whitney, LLP, a law firm (January 2004-present); Partner, Dorsey & Whitney, LLP, (December 1996-December 2003, September 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States.	57

Chairman of Panasonic Foundation’s Board of Directors and Director of United Health Foundation. Member of the Hubert H. Humphrey Institute of Public Affairs Advisory Board, The Mike and Maureen Mansfield Foundation and the Dean’s Board of Visitors of the Medical School at the University of Minnesota.

[1]

The Fund Complex means two or more registered investments companies that: (1) hold themselves out to investors as related companies for purposes of investment and investor services; or (2) have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

[2]	Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.
[3]	Director since inception; appointed Chairman of the Board on August 22, 2002.
[4]	The Board is classified into three classes of which one class is elected annually. Each Director serves a three-year term concurrent with the class from which they are elected.
[5]

The Board of the Trust has determined that the Trust has three Audit Committee financial experts serving on its Audit Committee, Dr. Brimmer, Mr. Dixon and Mr. Fabozzi, each of whom are independent for the purpose of the definition of Audit Committee financial expert as applicable to the Trust.

[6]	Except during the periods October 31, 2002 through November 11, 2002 for the Trust.

BCT Subsidiary, Inc.

Directors
Ralph L. Schlosstein, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Kathleen F. Feldstein
R. Glenn Hubbard
Robert S. Kapito
James Clayburn La Force, Jr.
Walter F. Mondale

Officers
Robert S. Kapito, President
Henry Gabbay, Treasurer
Bartholomew Battista, Chief Compliance Officer
Anne Ackerley, Vice President
Jeff Gary, Vice President
James Kong, Assistant Treasurer
Vincent B. Tritto, Secretary
Brian P. Kindelan, Assistant Secretary

Investment Advisor
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

Accounting Agent and Custodian
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

Legal Counsel – Independent Directors
Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 699-1BFM.

The Trust has delegated to the Advisor the voting of proxies relating to their voting securities pursuant to the Advisor’s proxy voting policies and procedures. You may obtain a copy of these proxy voting policies and procedures, without charge, by calling (800) 699-1BFM. These policies and procedures are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Information on how proxies relating to the Trust’s voting securities were voted (if any) by the Advisor during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 699-1BFM or on the website of the Commission at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings for the first and third quarters of its respective fiscal year with the Commission on Form N-Q. The Trust’s Form N-Q will be available on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Form N-Q, may also be obtained, upon request, by calling (800) 699-1BFM.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

Item 2. Code of Ethics.
(a)          The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           Not applicable.

(c)           The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)           The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)           Not applicable.

(f)           The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.
The Registrant's Board of Trustees has determined that it has three audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Dr. Andrew F. Brimmer, Kent Dixon and Frank Fabozzi. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)           Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended October 31, 2005 and $0 for the fiscal year ended October 31, 2004.

(b)           Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 for the fiscal year ended October 31, 2005 and

$0 for the fiscal year ended October 31, 2004. The nature of these services was attest services not required by statute or regulation, overhead and out-of-pocket expenses.

(c)           Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended October 31, 2005 and $0 for the fiscal year ended October 31, 2004. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning and miscellaneous tax advice.

(d)           All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c).

(e)           Audit Committee Pre-Approval Policies and Procedures.
               (1) The Registrant has polices and procedures (the "Policy") for the pre-approval by the Registrant's Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Registrant’s independent auditor (the "Independent Auditor") to the Registrant and other "Covered Entities" (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the "Service Pre-Approval Documents"). At its first meeting of each calendar year, the Audit Committee will approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

               For the purposes of the Policy, "Covered Services" means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Registrant and (B) all engagements for non-audit services that directly impacted the operations and financial reporting or the Registrant to be provided by the Independent Auditor to any Covered Entity. "Covered Entities" means (1) BlackRock Advisors, Inc. (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Registrant.

               In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

               Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

               The terms and fees of the annual Audit services engagement for the Registrant are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Registrant structure or other matters.

               In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Registrant not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

               Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Registrant and, to the extent they are Covered Services, the other Covered Entities or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

               The Audit Committee believes that the Independent Auditor can provide Tax services to the Registrant and Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

               All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

               Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the Registrant or the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission ("SEC") on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

              (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, the Advisor (except for any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years were $1,341,450 for the fiscal year ended October 31, 2005 and $835,100 for the fiscal year ended October 31, 2004.

(h)           The Registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of: Dr. Andrew F. Brimmer; Richard E. Cavanagh; Kent Dixon and Frank J. Fabozzi.

Item 6. Schedule of Investments.
The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, BlackRock Advisors, Inc. (the "Advisor") and its sub-advisor, BlackRock Financial Management, Inc. (the "Sub-Advisor"). The Proxy Voting Policies and Procedures of the Advisor and Sub-Advisor (the "Proxy Voting Policies") are attached as an Exhibit 99.PROXYPOL hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
The Registrant’s Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures.

Item 11. Controls and Procedures.
(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principle executive and principle financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a -3(d)) that occurred during the Registrant's fourth fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics attached as EX-99.CODE ETH.

(a) (2) Certifications of Principal Executive and Financial Officers pursuant to Rule 30a-2(a) under the 1940 Act attached as EX-99.CERT.

(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906CERT.

Proxy Voting Policies attached as EX-99.PROXYPOL.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BCT Subsidiary, Inc.

By:	/s/ Henry Gabbay

Name: Henry Gabbay Title: Treasurer and Principal Financial Officer Date: January 9, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert S. Kapito

Name: Robert S. Kapito Title: President and Principal Executive Officer Date: January 9, 2006

By:	/s/ Henry Gabbay

Name: Henry Gabbay Title: Treasurer and Principal Financial Officer Date: January 9, 2006